                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 7, 2002

                                  ODETICS, INC.

               (Exact Name of Registrant as Specified in Charter)

              Delaware                            001-08762                           95-2588496
------------------------------------- ----------------------------------- -----------------------------------
  (State or Other Jurisdiction of          (Commission File Number)       (IRS Employer Identification No.)
           Incorporation)


             1515 South Manchester Avenue, Anaheim, California 92802

               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (714) 774-5000
                                 ---------------

                                 Not Applicable

          (Former Name or Former Address, if Changed since Last Report)

Item 5.            Other Events

         On February 7, 2002, Odetics, Inc. issued two press releases, a copy of each is attached hereto as Exhibit 99.1 and Exhibit 99.2 and both are incorporated herein by reference.

Item 7.           Exhibits

         (a)      Not Applicable.

         (b)      Not Applicable.

         (c)      Exhibits

                  99.1     Press Release dated February 7, 2002 of Odetics, Inc.

                  99.2     Press Release dated February 7, 2002 of Odetics, Inc.

                              SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 26, 2002
                             ODETICS, INC.,
                             a Delaware corporation

                             By: /s/ Gregory A. Miner
                                --------------------------
                                Gregory A. Miner
                                Chief Executive Officer
                                and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibits         Description

99.1             Press Release dated February 7, 2002
99.2             Press Release dated February 7, 2002